UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 31, 2003
                                -----------------
                        (Date of Earliest Event Reported)

                             ACL SEMICONDUCTORS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                            000-50140                                 16-1642709
               --------                            ---------                                 ----------
     (State or other jurisdiction                 (Commission                               (IRS Employer
           of incorporation)                      File Number)                           Identification No.)

           B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE, 6 WANG KWUN ROAD, KOWLOON, HONG KONG
           -----------------------------------------------------------------------------------------
                                   (Address of principal executive offices)


                                               (852) 2799-1996
                                               ---------------

                             (Registrant's telephone number, including area code)
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


This is Amendment No.1 to the Current Report on Form 8-K dated December 31, 2003 and filed with the Securities and Exchange Commission on March 24, 2004 (the "Original Filing"), for the purpose of filing the executed copies of the agreements related to the transaction among the Registrant and Professional Traders Fund, LLC ("PTF"). Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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(c)     Exhibits

        Exhibit 10.6          Note Subscription dated as of December 31, 2003 by and between the Registrant and PTF.

        Exhibit 10.7          12% Senior  Subordinated  Convertible Note due December 31, 2004 in the aggregate  principal amount of $250,000 issued by the Registrant to PTF.

        Exhibit 10.8          Limited  Guaranty  and  Security  Agreement,  dated  as of  December  31,  2003  by and  among  the
                              Registrant, PTF and the guarantors set forth therein (the "Guarantors").

        Exhibit 10.9          Stock Purchase and Escrow  Agreement  dated as of December 31, 2003, by and among,
                              PTF, the Guarantors and the law firm of Sullivan & Worcester LLP, as escrow agent.

        Exhibit 10.10         Form of  Letter  Agreement  dated  as of  December  31,  2003 by and  between  the
                              Registrant and PTF.
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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  APRIL 12, 2004

                                  ACL SEMICONDUCTORS INC.

                                  By:      /s/  Chung-Lun Yang
                                        ----------------------------------
                                         Name:  Chung-Lun Yang
                                         Title: Chief Executive Officer